UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 17, 2006
Date of Report (Date of earliest event reported)
Y-Tel International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-33327	13-4151225

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

806 O'Neal Lane, Baton Rouge, Louisiana	70816

(Address of principal executive offices)	(Zip Code)
(225) 273-1100
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  Unregistered Sales of Equity Securities

On May 17, 2006, the Executive Committee of the Board of Directors of Y-Tel International, Inc. authorized the issuance of 1,000,000 shares of common stock to Todd Wallace, one of the Company's directors, in exchange for services, and of 650,000 shares of common stock to Alan Tracey, one of the Company's directors, in exchange for services. The Company relied on Section 4(2) of the Securities Act in making such issuances.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Y-Tel International, Inc.
Date: May 22, 2006	By:	/s/ John Conroy
John Conroy
Acting Chief Executive Officer